UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790

Franklin California Tax-Free Income Fund

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: _3/31

Date of reporting period: _3/31/14

Item 1. Reports to Stockholders.

MARCH 31, 2014

ANNUAL REPORT
AND SHAREHOLDER LETTER

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TAX-FREE INCOME

Franklin
California Tax-Free Income Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents

Shareholder Letter	1	Annual Report		Financial Highlights and		Report of Independent
				Statement of Investments	16	Registered Public
		Franklin California
						Accounting Firm	50
		Tax-Free Income Fund	4	Financial Statements	38
						Tax Information	51
		Performance Summary	10	Notes to
				Financial Statements	41	Board Members and Officers	52
		Your Fund s Expenses	14
						Shareholder Information	57

 | 1

Annual Report

Franklin California Tax-Free Income Fund

Your Fund s Goal and Main Investments: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin California Tax-Free Income Fund covers the fiscal year ended March 31, 2014.

Performance Overview

The Fund s Class A share price, as measured by net asset value, decreased from $7.50 on March 31, 2013, to $7.21 on March 31, 2014. The Fund s Class A

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund s Statement of Investments (SOI). The SOI begins on page 19.

4 | Annual Report

Dividend Distributions
4/1/13-3/31/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
April	2.56	2.21	2.61
May	2.56	2.21	2.61
June	2.56	2.21	2.62
July	2.56	2.21	2.62
August	2.66	2.31	2.72
September	2.71	2.40	2.77
October	2.76	2.45	2.82
November	2.76	2.45	2.82
December	2.76	2.43	2.81
January	2.71	2.38	2.76
February	2.71	2.38	2.76
March	2.71	2.38	2.77
Total	32.02	28.02	32.69

shares paid dividends totaling 32.02 cents per share for the reporting period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund s Class A shares distribution rate was 4.32% based on an annualization of the 2.71 cent per share March dividend and the maximum offering price of $7.53 on March 31, 2014. An investor in the 2014 maximum combined effective federal and California personal income tax bracket of 50.83% would need to earn a distribution rate of 8.79% from a taxable investment to match the Fund s Class A tax-free distribution rate. For the Fund s Class C and Advisor shares performance, please see the Performance Summary.

State Update

California s economic recovery continued during the 12-month period ended March 31, 2014, supported by increases in wages, building permits and construction activity. The state s unemployment rate briefly rose to 8.9% in August after a large number of job seekers reentered the labor force but gradually fell to 8.1% at period-end, its lowest level in more than five years.3 The improving employment picture was accompanied by positive economic reports. In addition, a revision to 2013 state employment data identified a gain of more than 500,000 new jobs not recognized in previous reports, indicating the state was close to reclaiming all of the jobs lost during the past recession. Although California s unemployment rate has generally declined since early 2012 amid solid job growth, it remained higher than the 6.7% national average.3

Annual Report | 5

California s housing market experienced strong growth during the second quarter of 2013, but home sales began to decline in mid-2013 after rising prices and interest rates prompted some potential buyers to wait for prices to stabilize and more inventory to become available. However, home prices appreciated during the period, and some attributed the lower level of home sales to declining foreclosure inventory as the economy strengthened.

California s improved economic standing was accompanied by higher tax revenues driven by a rise in personal income taxes. The state ended fiscal year 2013 on June 30 with a lower-than-projected general fund cash deficit, which helped the state strengthen its liquidity and reduce borrowing needs for fiscal year 2014. With estimated recurring revenues sufficient to fund California s constitutional and statutory funding obligations, the enacted fiscal year 2014 budget was structurally balanced. The governor and legislature s agreement on a general fund spending level that was among the past 30 years lowest, as a percentage of state personal income, resulted in a projected operating surplus for fiscal year 2014. In response, advocates representing schools, hospitals and other social services that experienced spending cuts in recent years called for budget revisions that would restore or expand their programs. The governor s administration sought to temper spending expectations by citing the tax cuts and spending commitments based on one-time spikes in capital gains that hurt the state s finances in the past. Instead, the governor would rather use the surplus to pay down California s debt and maintain a reserve fund.

The state s net tax-supported debt was $2,565 per capita and 5.8% of personal income, compared with the $1,074 and 2.8% national medians.4 Although California s debt levels ranked among the nation s highest, independent credit rating agency Standard & Poor s (S&P) assigned California s general obligation bonds an A rating with a positive outlook.5 S&P s rating reflected the state s diverse economy, technology presence and innovative businesses, prominent colleges, and commitment to aligning revenues and expenses, along with reducing budgetary debts. In affirming its positive outlook, S&P cited California s improving fiscal position.

Municipal Bond Market Overview

For the 12-month period ended March 31, 2014, the municipal bond market increased in value. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, posted a +0.39% total return for the 12-month period.6, 7 In comparison, the Barclays U.S. Treasury Index had a 12-month return of -1.26%.6, 7

6 | Annual Report

Municipal bond and Treasury markets suffered steep declines beginning in late May 2013 following comments by Federal Reserve Board (Fed) Chairman Ben Bernanke that the Fed could begin tapering its bond buying in the coming months. Fears of declining bond prices increased when minutes from the Fed s July meeting included more discussion of tapering. Municipal bond mutual funds experienced persistent, large outflows that accelerated during August. Selling in the Treasury and municipal bond markets caused yields on longer term bonds to rise faster than yields on shorter maturity bonds in both markets, but the yield difference was more pronounced for municipal bonds. Because bond prices move in the opposite direction from yields, the yield changes led to two significant developments during the sell-off municipal bonds under-performed Treasury bonds, and longer term municipal bonds fared worse than shorter term municipal bonds. At its September meeting, the Fed decided to maintain its monthly level of bond purchases and wait for more evidence of sustained economic growth before tapering. Investors welcomed the news, and the municipal bond market posted positive returns for the month. At its December meeting, the Fed announced it would modestly reduce the pace of its bond buying program beginning in January 2014 while maintaining historically low interest rates. Municipal bond and Treasury markets showed little reaction to the news initially, but prices in both markets increased substantially during the first three months of 2014.

Other factors contributed to municipal bond price volatility during the period under review. Several headline stories shook investor confidence in the municipal bond asset class. The City of Detroit, Michigan, filed for bankruptcy, the largest municipal bankruptcy filing in U.S. history. Independent credit rating agencies S&P, Moody s Investors Service and Fitch Ratings downgraded Puerto Rico general obligation debt to below investment grade. The City of Chicago suffered a three-notch downgrade by Moody s. In addition, reports from rating agencies and research organizations mentioned underfunded pensions that could affect the fiscal stability of several states and large municipalities. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception. As Puerto Rico debt traded at higher yields than similarly rated taxable securities, nontraditional buyers entered the market. Despite the entrance of these new buyers, Puerto Rico bonds experienced particularly poor performance and highly volatile trading. Puerto Rico bonds had a -14.26% total return for the reporting period, as measured by the Barclays Puerto Rico Municipal Bond Index.6, 7

Annual Report | 7

Portfolio Breakdown
3/31/14
% of Total
Long-Term Investments*
Transportation	23.1%
General Obligation	18.7%
Hospital & Health Care	16.9%
Utilities	11.4%
Refunded	10.7%
Subject to Government Appropriations	8.5%
Tax-Supported	5.0%
Higher Education	2.6%
Other Revenue	1.9%
Housing	1.2%

*Does not include short-term investments and other net assets.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager s Discussion

Puerto Rico s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody s and Fitch. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

8 | Annual Report

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Moody s Investors Service, 2013 State Debt Medians Report, 5/29/13. 5. This does not indicate S&P s rating of the Fund.

6. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 9

Performance Summary as of 3/31/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class	3/31/14	3/31/13	Change
A (FKTFX)	$7.21	$$7.50	-$0.29
C (FRCTX)	$7.19	$$7.49	-$0.30
Advisor (FCAVX)	$7.20	$$7.49	-$0.29

Distributions
Share Class	Dividend Income
A (4/1/13-3/31/14)	$0.3202
C (4/1/13-3/31/14)	$0.2802
Advisor (4/1/13-3/31/14)	$0.3269

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual	Total Annual
Share Class		Total Return[1]		Total Return[2]	Operating Expenses[3]
A					0.57%
1-Year	+	0.56%		-3.68%
5-Year	+	41.42%	+	6.27%
10-Year	+	56.75%	+	4.15%
C					1.13%
1-Year		-0.14%		-1.10%
5-Year	+	37.43%	+	6.57%
10-Year	+	48.10%	+	4.01%
Advisor					0.48%
1-Year	+	0.65%	+	0.65%
5-Year	+	42.15%	+	7.29%
10-Year	+	58.25%	+	4.70%

					Taxable
		Taxable Equivalent	30	-Day	Equivalent 30-Day
Share Class	Distribution Rate[4]	Distribution Rate[5]	Standardized Yield[6]		Standardized Yield[5]
A	4.32%	8.79%	3.37%		6.85%
C	3.97%	8.07%	2.95%		6.00%
Advisor	4.62%	9.40%	3.61%		7.34%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund.

The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond s issuer, insurer or guarantor, may affect the bond s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager s investment decisions will produce the desired results. The Fund s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Figures are as stated in the Fund s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

4. Distribution rate is based on an annualization of the respective class s March dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 3/31/14.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California s surcharge on taxable income in excess of $1 million.

6. The 30-day standardized yield for the 30 days ended 3/31/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund s rate of investment income, and it may not equal the Fund s actual income distribution rate (which reflects the Fund s past dividends paid to shareholders) or the income reported in the Fund s financial statements.

7. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody s, Standard & Poor s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

8. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 13

Your Fund s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The Ending Account Value is derived from the Fund s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading Expenses Paid During Period.
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical Ending Account Value is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund s actual return. The figure under the heading Expenses Paid During Period shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/13	Value 3/31/14	Period* 10/1/13 3/31/14
A
Actual	$1,000	$1,057.40	$2.98
Hypothetical (5% return before expenses)	$1,000	$1,022.04	$2.92
C
Actual	$1,000	$1,053.10	$5.84
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.74
Advisor
Actual	$1,000	$1,058.00	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.49	$2.47

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.58%; C: 1.14%; and Advisor: 0.49%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 15

Franklin California Tax-Free Income Fund

Financial Highlights

			Year Ended March 31,
Class A	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.50	$7.31	$6.55	$6.99	$6.42
Income from investment operations[a]:
Net investment income[b]	0.32	0.31	0.33	0.33	0.33
Net realized and unrealized gains (losses)	(0.29)	0.19	0.77	(0.44)	0.57
Total from investment operations	0.03	0.50	1.10	(0.11)	0.90
Less distributions from net investment income	(0.32)	(0.31)	(0.34)	(0.33)	(0.33)
Net asset value, end of year	$7.21	$7.50	$7.31	$6.55	$6.99

Total return[c]	0.56%	6.89%	17.19%	(1.82)%	14.35%

Ratios to average net assets
Expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	4.47%	4.15%	4.71%	4.73%	4.84%

Supplemental data
Net assets, end of year (000 s)	$10,997,355	$12,645,406	$12,259,513	$11,238,491	$12,789,616
Portfolio turnover rate	20.33%	8.92%	5.96%	7.41%	7.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Financial Highlights (continued)

			Year Ended March 31,
Class C	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.49	$7.30	$6.54	$6.98	$6.41
Income from investment operations[a]:
Net investment income[b]	0.28	0.27	0.29	0.29	0.29
Net realized and unrealized gains (losses)	(0.30)	0.19	0.77	(0.44)	0.57
Total from investment operations	(0.02)	0.46	1.06	(0.15)	0.86
Less distributions from net investment income	(0.28)	(0.27)	(0.30)	(0.29)	(0.29)
Net asset value, end of year	$7.19	$7.49	$7.30	$6.54	$6.98

Total return[c]	(0.14)%	6.32%	16.57%	(2.37)%	13.74%

Ratios to average net assets
Expenses	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment income	3.91%	3.59%	4.15%	4.17%	4.28%

Supplemental data
Net assets, end of year (000 s)	$1,143,138	$1,403,410	$1,219,459	$1,013,615	$1,113,728
Portfolio turnover rate	20.33%	8.92%	5.96%	7.41%	7.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin California Tax-Free Income Fund

Financial Highlights (continued)

		Year Ended March 31,
Advisor Class	2014	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.49	$7.30	$6.54	$6.98	$6.41
Income from investment operations[a]:
Net investment income[b]	0.32	0.32	0.34	0.33	0.34
Net realized and unrealized gains (losses)	(0.28)	0.18	0.77	(0.44)	0.57
Total from investment operations	0.04	0.50	1.11	(0.11)	0.91
Less distributions from net investment income	(0.33)	(0.31)	(0.35)	(0.33)	(0.34)
Net asset value, end of year	$7.20	$7.49	$7.30	$6.54	$6.98

Total return	0.65%	7.00%	17.32%	(1.73)%	14.47%

Ratios to average net assets
Expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	4.56%	4.24%	4.80%	4.82%	4.93%

Supplemental data
Net assets, end of year (000 s)	$639,087	$756,542	$591,932	$446,360	$393,057
Portfolio turnover rate	20.33%	8.92%	5.96%	7.41%	7.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014

	Principal Amount	Value
Municipal Bonds 94.1%
California 88.0%
ABAG Finance Authority for Nonprofit Corps. COP, Butte Valley-Tulelake Rural Health
Projects Inc., California Mortgage Insured, 6.65%, 10/01/22	$520,000	$521,248
ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments,
Series A, 5.45%, 4/01/39	5,500,000	5,346,495
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 6.125%, 5/15/40	17,635,000	19,239,961
Eskaton Properties Inc., Refunding, 5.00%, 11/15/35	10,000,000	9,843,600
San Diego Hospital Assn., Sharp Healthcare, Series B, 6.25%, 8/01/39	17,500,000	19,828,725
St. Rose Hospital, Series A, California Mortgage Insured, 5.625%, 5/15/29	9,050,000	9,573,724
St. Rose Hospital, Series A, California Mortgage Insured, 6.00%, 5/15/29	8,620,000	9,306,669
ABAG Revenue Tax Allocation, RDA Pool, Series A6, AGMC Insured, 5.375%, 12/15/25	445,000	445,369
ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
AGMC Insured, 5.30%, 10/01/21	255,000	255,224
Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien,
Refunding, Series A, AMBAC Insured,
5.30%, 10/01/22	81,685,000	87,369,459
5.30%, 10/01/23	70,015,000	74,743,813
5.40%, 10/01/24	43,770,000	46,661,008
5.45%, 10/01/25	32,960,000	35,179,856
zero cpn., 10/01/29	20,000,000	10,158,800
zero cpn., 10/01/30	41,665,000	19,457,555
Alameda County COP, Alameda County Medical Center Project, NATL Insured, ETM,
5.00%, 6/01/23	19,195,000	19,256,616
5.30%, 6/01/26	7,000,000	7,023,240
5.00%, 6/01/28	8,925,000	8,951,775
Alhambra USD, GO, Election of 2004, Series A, NATL RE, FGIC Insured, Pre-Refunded,
5.00%, 8/01/29	13,025,000	13,862,638
Alvord USD, GO, Riverside County,
Election of 2007, Series A, AGMC Insured, 5.00%, 8/01/32	11,625,000	12,072,795
Election of 2007, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter,
8/01/46	42,500,000	24,225,425
Election of 2007, Series B, AGMC Insured, zero cpn., 8/01/36	15,000,000	4,705,800
Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	20,000,000	20,846,600
Anaheim PFA Lease Revenue, Capital Appreciation, Public Improvements Project,
Subordinate, Series C, AGMC Insured, zero cpn.,
9/01/24	26,855,000	17,762,703
9/01/26	29,430,000	17,168,285
9/01/27	22,860,000	12,356,973
9/01/28	14,425,000	7,333,382
9/01/29	24,810,000	11,748,279
9/01/32	13,665,000	5,253,646
9/01/33	37,070,000	13,352,985
9/01/34	24,970,000	8,365,699
3/01/37	15,080,000	4,264,021
Anaheim PFAR, Distribution System, second lien, NATL Insured, 5.00%,
10/01/29	4,325,000	4,386,588
10/01/34	5,500,000	5,567,980
Anaheim UHSD, GO, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/26	8,570,000	5,140,115

Annual Report | 19

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Antelope Valley Community College District GO, Election of 2004, Series B, NATL Insured,
5.25%, 8/01/39	$14,900,000	$15,822,459
Azusa RDA Tax Allocation, Series B, 7.00%, 8/01/38	8,420,000	9,545,670
Bakersfield City School District GO, Series A, AGMC Insured, 5.00%, 11/01/31	8,390,000	8,866,972
Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19	3,090,000	3,103,133
Baldwin Park USD, GO,
Capital Appreciation, Election of 2006, AGMC Insured, zero cpn., 8/01/36	11,410,000	3,004,253
Los Angeles County, Capital Appreciation, Election of 2006, Build America Mutual
Assurance, zero cpn., 8/01/48	25,000,000	2,515,000
Los Angeles County, Capital Appreciation, Election of 2006, Build America Mutual
Assurance, zero cpn., 8/01/53	60,000,000	4,099,800
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
Refunding, Series F-1, 5.00%, 4/01/39	81,800,000	86,524,768
Refunding, Series F-1, 5.50%, 4/01/43	18,000,000	19,227,240
Refunding, Series F-1, 5.125%, 4/01/47	53,585,000	56,092,242
Series F, Pre-Refunded, 5.00%, 4/01/31	101,435,000	110,801,508
Subordinate, Series S-2, 5.00%, 10/01/50	75,000,000	77,262,000
Subordinate, Series S-4, 5.00%, 4/01/43	35,000,000	37,133,250
Subordinate, Series S-4, 5.125%, 4/01/48	20,000,000	21,189,400
Subordinate, Series S-4, 5.25%, 4/01/53	33,000,000	35,039,730
Bell GO, Election of 2003, NATL Insured, 5.00%, 8/01/34	5,195,000	4,754,308
Belmont-Redwood Shores School District GO, Election of 2005, Series A, AGMC Insured,
5.00%, 8/01/32	10,000,000	10,760,000
Beverly Hills USD, GO, Election of 2002, Series B, Pre-Refunded, 5.00%, 8/01/30	8,590,000	9,142,423
Bonita USD, GO, Election of 2004, Series A, NATL Insured, Pre-Refunded, 5.00%,
8/01/27	5,100,000	5,181,855
Calexico USD, GO, Election of 2004, Series A, NATL Insured, Pre-Refunded, 5.25%,
8/01/33	4,285,000	4,357,288
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed,
Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	7,500,000	7,274,250
Kern County Tobacco Funding Corp., Series A, 6.125%, 6/01/43	28,135,000	28,134,156
Kern County Tobacco Funding Corp., Series B, 6.25%, 6/01/37	19,460,000	19,464,670
Stanislaus County Tobacco Funding Corp., Series A, 5.875%, 6/01/43	8,690,000	8,563,995
California Educational Facilities Authority Revenue,
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn.,
10/01/26	7,620,000	4,396,740
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn.,
10/01/27	7,365,000	3,992,198
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn.,
10/01/28	4,120,000	2,107,133
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn.,
10/01/30	5,685,000	2,570,700
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn.,
10/01/31	7,615,000	3,231,578
Loyola Marymount University, Refunding, Series A, NATL Insured, zero cpn.,
10/01/32	7,615,000	3,032,978
Occidental College, Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/36	7,275,000	7,801,492
Pepperdine University, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35	5,220,000	5,439,553

20 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Educational Facilities Authority Revenue, (continued)
Santa Clara University, Refunding, AMBAC Insured, zero cpn., 9/01/26	$5,150,000	$2,953,680
Stanford University, Refunding, Series U-1, 5.25%, 4/01/40	12,075,000	15,420,258
Stanford University, Refunding, Series U-3, 5.00%, 6/01/43	28,495,000	34,835,137
Stanford University, Series U-4, 5.00%, 6/01/43	14,430,000	17,640,675
California Health Facilities Financing Authority Revenue,
Catholic Healthcare West, Refunding, Series A, NATL Insured, 5.75%, 7/01/15	5,410,000	5,430,233
Catholic Healthcare West, Series G, 5.25%, 7/01/23	3,000,000	3,026,220
Feedback Foundation Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22	985,000	985,000
Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21	48,510,000	46,344,028
Northern California Presbyterian Homes and Services Inc., Refunding, 5.40%,
7/01/28	6,340,000	6,341,585
Pomona Valley Hospital, Refunding, Series A, NATL Insured, 5.625%, 7/01/19	8,500,000	8,530,940
Providence Health & Services, Series C, 6.25%, 10/01/28	4,000,000	4,564,480
Southern California, Series A, California Mortgage Insured, 5.50%, 12/01/22	1,990,000	1,991,532
Sutter Health, Series A, 5.00%, 8/15/38	30,300,000	31,587,750
Sutter Health, Series A, 5.25%, 11/15/46	76,570,000	79,056,994
California HFAR,
Home Mortgage, Series K, 4.75%, 8/01/36	5,000,000	4,768,000
MFHR III, Series B, NATL Insured, 5.50%, 8/01/39	11,950,000	11,936,018
California Infrastructure and Economic Development Bank Revenue,
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, AMBAC Insured,
Pre-Refunded, 5.00%, 7/01/33	5,000,000	6,170,250
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, FGIC Insured, Pre-Refunded,
5.00%, 7/01/29	50,985,000	62,688,607
Los Angeles County Department of Public Social Services Facility, AMBAC Insured,
5.00%, 9/01/35	7,765,000	7,788,217
California Municipal Finance Authority COP, Community Hospitals of Central California
Obligated Group,
5.375%, 2/01/29	10,000,000	10,344,600
5.25%, 2/01/37	37,100,000	37,329,278
5.50%, 2/01/39	13,250,000	13,627,227
5.25%, 2/01/46	90,650,000	90,902,913
California State GO,
NATL RE, FGIC Insured, 5.625%, 10/01/26	5,005,000	5,132,027
Various Purpose, 5.125%, 4/01/24	7,500,000	7,527,675
Various Purpose, 6.00%, 5/01/24	2,565,000	2,648,260
Various Purpose, 5.125%, 4/01/25	3,500,000	3,512,915
Various Purpose, 5.20%, 4/01/26	13,500,000	13,549,950
Various Purpose, 5.00%, 8/01/34	48,000,000	51,988,800
Various Purpose, 6.00%, 4/01/38	57,130,000	65,566,958
Various Purpose, 6.00%, 11/01/39	100,000,000	117,205,000
Various Purpose, 5.25%, 11/01/40	69,685,000	76,964,992
Various Purpose, AGMC Insured, 5.50%, 4/01/19	540,000	553,424
Various Purpose, AGMC Insured, 5.50%, 3/01/20	415,000	423,927
Various Purpose, AMBAC Insured, 5.90%, 3/01/25	210,000	214,721
Various Purpose, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/31	29,980,000	29,980,000
Various Purpose, FGIC Insured, 6.00%, 8/01/19	905,000	921,697

Annual Report | 21

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State GO, (continued)
Various Purpose, NATL Insured, 6.00%, 8/01/24	$990,000	$1,008,236
Various Purpose, Pre-Refunded, 5.25%, 12/01/26	12,770,000	12,875,863
Various Purpose, Pre-Refunded, 5.25%, 4/01/27	4,995,000	4,995,000
Various Purpose, Pre-Refunded, 5.25%, 4/01/29	5,580,000	5,580,000
Various Purpose, Pre-Refunded, 5.25%, 4/01/34	19,980,000	19,980,000
Various Purpose, Refunding, 5.625%, 9/01/24	255,000	260,498
Various Purpose, Refunding, 5.00%, 6/01/32	26,000,000	28,037,100
Various Purpose, Refunding, 6.00%, 3/01/33	25,000,000	29,344,500
Various Purpose, Refunding, 5.25%, 3/01/38	59,045,000	63,617,445
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	27,704,500
Various Purpose, Refunding, 5.00%, 10/01/41	15,250,000	16,138,007
Various Purpose, Refunding, 5.00%, 4/01/42	85,000,000	90,110,200
Various Purpose, Refunding, 5.00%, 4/01/43	44,745,000	47,679,377
Various Purpose, Refunding, AGMC Insured, 5.00%, 6/01/32	20,000,000	21,662,200
California State Health Facilities Financing Authority Revenue,
Adventist Health System West, Series A, 5.75%, 9/01/39	18,000,000	20,008,260
Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/34	10,000,000	11,238,700
Catholic Healthcare West, Series A, 5.25%, 3/01/41	50,000,000	52,144,000
Cedars-Sinai Medical Center, 5.00%, 8/15/39	4,200,000	4,313,022
Children s Hospital Los Angeles, Refunding, Series A, AGMC Insured, 5.25%,
7/01/38	10,000,000	10,245,000
Children s Hospital of Orange County, Series A, 6.50%, 11/01/24	10,500,000	12,673,710
Children s Hospital of Orange County, Series A, 6.25%, 11/01/29	13,870,000	16,099,464
Children s Hospital of Orange County, Series A, 5.25%, 11/01/41	10,000,000	10,502,900
Lucile Salter Packard Children s Hospital at Stanford, Series A, 5.00%, 8/15/51	39,455,000	40,927,066
Providence Health and Services, Refunding, Series C, 6.50%, 10/01/38	6,375,000	7,269,221
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/38	125,000	154,583
Rady Children s Hospital, 5.25%, 8/15/41	11,000,000	11,575,190
Sutter Health, Series A, 5.00%, 8/15/52	76,565,000	79,283,057
California State Municipal Finance Authority Revenue,
Eisenhower Medical Center, Series A, 5.75%, 7/01/40	7,000,000	7,308,490
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	33,895,000	34,520,702
California State Public Works Board Lease Revenue,
California Science Center, Series A, 5.25%, 10/01/22	8,645,000	8,670,589
Department of Corrections, Series C, 5.00%, 6/01/25	4,810,000	4,823,709
Department of Mental Health, Coalinga State Hospital, Series A, Pre-Refunded, 5.00%,
6/01/25	12,000,000	12,095,640
Department of Mental Health, Coalinga State Hospital, Series A, Pre-Refunded, 5.125%,
6/01/29	56,500,000	56,961,605
Trustees of California State University, Refunding, Series A, 5.00%, 10/01/19	7,500,000	7,527,000
Various California Community Colleges Projects, Refunding, Series A, 5.90%,
4/01/17	8,320,000	8,354,861
Various Capital Projects, Refunding, Series G, 5.00%, 11/01/31	16,520,000	17,746,280
Various Capital Projects, Series A, 5.00%, 4/01/31	48,070,000	51,432,977
Various Capital Projects, Series A, 5.00%, 4/01/32	17,885,000	19,048,062
Various Capital Projects, Series A, 5.00%, 4/01/37	29,000,000	30,380,980
Various Capital Projects, Series A, Sub Series A-1, 5.50%, 3/01/25	8,700,000	9,920,436

22 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue, (continued)
Various Capital Projects, Series A, Sub Series A-1, 6.00%, 3/01/35	$10,000,000	$11,572,600
Various Capital Projects, Series G, Sub Series G-1, 5.75%, 10/01/30	100,000,000	112,809,000
Various Capital Projects, Series I, 6.375%, 11/01/34	50,000,000	58,887,500
Various Capital Projects, Series I, 5.00%, 11/01/38	40,000,000	42,145,600
Various Judicial Council Projects, Series D, 5.00%, 12/01/31	15,000,000	16,011,150
California State University Revenue, Systemwide,
Refunding, Series A, 5.00%, 11/01/42	29,645,000	31,585,562
Refunding, Series C, NATL Insured, 5.00%, 11/01/30	15,490,000	16,264,810
Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/29	10,000,000	10,038,100
Series C, NATL Insured, 5.00%, 11/01/35	12,900,000	13,407,873
California Statewide CDA, COP,
The Internext Group, 5.375%, 4/01/17	2,100,000	2,105,712
The Internext Group, 5.375%, 4/01/30	32,945,000	33,023,739
NATL Insured, 5.00%, 4/01/18	7,000,000	7,011,550
NATL Insured, 5.125%, 4/01/23	6,000,000	6,002,460
California Statewide CDA Revenue,
Catholic Healthcare West, Refunding, Series L, Assured Guaranty, 5.25%, 7/01/41	13,000,000	13,385,320
Catholic Healthcare West, Series A, 5.50%, 7/01/30	9,820,000	10,554,241
Catholic Healthcare West, Series E, 5.50%, 7/01/31	12,675,000	13,582,150
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.50%, 5/15/26	9,500,000	10,203,285
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/40	59,000,000	62,858,600
Cottage Health System Obligated Group, Refunding, 5.25%, 11/01/30	18,500,000	19,726,180
Cottage Health System Obligated Group, Refunding, 5.00%, 11/01/40	56,000,000	57,129,520
Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24	6,000,000	6,026,040
Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/30	5,000,000	4,994,150
Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/35	13,900,000	13,706,234
Daughters of Charity Health, Refunding, Series A, 5.00%, 7/01/39	23,930,000	22,274,762
Daughters of Charity Health, Refunding, Series H, 5.25%, 7/01/25	3,000,000	3,006,540
Enloe Medical Center, Series B, California Mortgage Insured, 6.25%, 8/15/33	20,000,000	22,414,600
Enloe Medical Center, Series B, California Mortgage Insured, 5.75%, 8/15/38	36,500,000	39,413,430
Health Facility, Adventist Health, Series A, 5.00%, 3/01/30	6,300,000	6,413,400
Henry Mayo Newhall Memorial Hospital, Series A, California Mortgage Insured,
Pre-Refunded, 5.00%, 10/01/37	4,000,000	4,557,000
Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27	20,000,000	20,730,600
Huntington Memorial Hospital, Refunding, 5.00%, 7/01/35	45,000,000	45,244,800
Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33	10,515,000	10,685,028
Kaiser Permanente, Refunding, Series A, BHAC Insured, 5.00%, 4/01/31	10,000,000	10,527,600
Kaiser Permanente, Series A, 5.00%, 4/01/42	88,945,000	92,630,881
Kaiser Permanente, Series B, 5.00%, 3/01/41	46,980,000	47,524,028
Kaiser Permanente, Series B, 5.25%, 3/01/45	179,945,000	182,021,565
Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37	20,000,000	20,245,400
Methodist Hospital of Southern California Project, FHA Insured, 6.25%, 8/01/24	12,330,000	14,348,298
Methodist Hospital of Southern California Project, FHA Insured, 6.625%, 8/01/29	20,015,000	23,583,474
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	19,690,000	23,119,407
Serenity House, Refunding, California Mortgage Insured, 5.50%, 1/01/28	3,400,000	3,409,588
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47	29,600,000	32,118,664
St. Joseph Health System, Series C, FGIC Insured, 5.75%, 7/01/47	12,000,000	13,021,080

Annual Report | 23

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

			Principal Amount	Value
		Municipal Bonds (continued)
		California (continued)
		California Statewide CDA Revenue, (continued)
		St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	$15,300,000	$15,666,588
		Stovehaven Apartments Project, Series A, ACA Insured, 5.875%, 7/01/32	4,945,000	4,876,462
		Sutter Health, Refunding, Series A, 5.00%, 11/15/43	108,300,000	109,872,516
		Sutter Health, Series B, 5.25%, 11/15/48	63,255,000	65,521,427
		Sutter Health, Series C, 5.00%, 11/15/38	23,925,000	24,713,568
		California Statewide CDA Revenue COP,
		CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, Pre-Refunded,
		5.75%, 10/01/25	24,545,000	28,357,575
		Southern California Development Corp., California Mortgage Insured, 6.10%,
		12/01/15	555,000	557,464
		California Statewide CDA Student Housing Revenue, University of California Irvine East
		Campus Apartments Phase I, Refunding,
		5.125%, 5/15/31	8,000,000	8,276,560
		5.375%, 5/15/38	8,500,000	8,739,615
		California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
		Series A, AGMC Insured, 5.25%, 10/01/24	275,000	278,636
		Camarillo Community Development Commission Tax Allocation, Camarillo Corridor Project,
		Refunding, AMBAC Insured, 5.00%, 9/01/36	4,800,000	4,774,176
		Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%,
		10/01/33	5,000,000	4,999,750
		Campbell USD,
		GO, Series A, NATL RE, FGIC Insured, 5.00%, 8/01/28	5,205,000	5,633,944
		GO, Series E, AGMC Insured, 5.00%, 8/01/29	6,260,000	6,620,639
		Series B, NATL RE, FGIC Insured, zero cpn., 8/01/20	5,000,000	4,095,150
		Series B, NATL RE, FGIC Insured, zero cpn., 8/01/21	6,280,000	4,923,018
		Carlsbad USD, GO,
		zero cpn. to 5/01/19, 6.00% thereafter, 5/01/34	14,000,000	11,445,560
		zero cpn. to 8/01/26, 6.625% thereafter, 8/01/35	33,000,000	20,159,370
		Centinela Valley UHSD, GO, Refunding, Series A, NATL Insured, 5.50%, 8/01/33	15,630,000	18,164,092
		Cerritos Community College District GO, Election of 2004, Series B, NATL Insured, 5.00%,
		8/01/31	16,580,000	17,434,202
		Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
		5.00%, 11/01/22	1,675,000	1,795,399
		Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment Project,
		AMBAC Insured, 5.00%, 4/01/32	4,000,000	4,008,240
		Chico USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	8,000,000	8,401,040
		Chula Vista IDR, San Diego Gas and Electric Co.,
		Refunding, Series A, 5.875%, 2/15/34	17,500,000	19,203,450
		Series A, 5.30%, 7/01/21	8,500,000	8,700,430
		Series B, 5.50%, 12/01/21	14,000,000	14,327,320
		Colton Joint USD, GO, Election of 2001, Series B, NATL RE, FGIC Insured, Pre-Refunded,
		5.00%, 8/01/27	7,000,000	7,113,540
		Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B,
		Radian Insured, 5.125%, 8/01/35	5,320,000	5,320,053
		Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series B,
		5.70%, 8/01/30	10,000,000	10,020,100
		6.00%, 8/01/35	11,160,000	11,222,942
		6.00%, 8/01/42	10,000,000	9,972,000
		Compton Sewer Revenue, 6.00%, 9/01/39	11,775,000	11,920,421

24	|	Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Compton USD, GO, AMBAC Insured, 5.00%, 6/01/29	$5,660,000	$5,928,850
Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, zero cpn.,
11/01/15	6,810,000	6,783,237
Coronado CDA Tax Allocation, Coronado Community Development Project, Refunding,
NATL Insured, 5.00%, 9/01/34	6,115,000	6,121,604
Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27	6,365,000	6,370,347
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan
Mobile Home Park Acquisition Project, senior bond, Refunding, Series A, 5.00%,
12/15/47	17,870,000	17,220,783
Delano UHSD, GO, Refunding, Series A, NATL Insured, 5.15%, 2/01/32	8,520,000	8,901,270
Desert Sands USD, GO, Election of 2001, AGMC Insured, Pre-Refunded, 5.00%,
6/01/29	16,425,000	16,554,593
East Bay MUD Water System Revenue,
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 6/01/37	99,545,000	105,410,191
Series A, NATL Insured, 5.00%, 6/01/28	7,000,000	7,290,780
Series A, NATL Insured, 5.00%, 6/01/29	27,495,000	28,627,244
Series A, NATL Insured, 5.00%, 6/01/30	15,000,000	15,610,650
Series A, NATL Insured, 5.00%, 6/01/35	27,505,000	28,549,915
El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center Project,
California Mortgage Insured, 5.25%, 3/01/26	6,790,000	6,791,969
Emeryville PFAR,
Housing Increment Loan, 6.20%, 9/01/25	3,115,000	3,116,776
Shellmound Park Redevelopment and Housing Project, Refunding, Series B,
NATL Insured, 5.00%, 9/01/28	10,000,000	9,592,800
Fairfax Elementary School District GO, Election of 2010, Refunding, AGMC Insured,
zero cpn., 11/01/48	10,380,000	1,418,323
Fairfield COP, Fairfield Water Financing, Series A, XLCA Insured, 5.00%, 4/01/42	10,000,000	10,130,200
Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
NATL Insured, 5.00%, 3/01/33	8,215,000	8,223,954
Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A,
5.50%, 10/01/27	12,500,000	12,527,000
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, 5.75%, 1/15/46	260,000,000	273,072,800
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/37	41,250,000	11,642,812
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/38	77,650,000	20,588,897
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/39	56,100,000	13,966,095
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	130,000,000	21,400,600
Capital Appreciation, senior lien, Series A, 5.00%, 1/01/35	15,955,000	15,953,883
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22	30,835,000	25,418,524
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23	5,765,000	4,528,465
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24	72,045,000	54,263,574
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/25	20,660,000	14,987,177
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/26	23,475,000	16,262,541
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/27	15,000,000	9,996,150
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28	2,000,000	1,263,420
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/29	35,310,000	21,169,757
Refunding, Series A, 6.00%, 1/15/49	305,000,000	324,699,950
Refunding, Series A, 6.00%, 1/15/53	190,000,000	201,523,500
Refunding, Series A, zero cpn. to 1/14/24, 6.85% thereafter, 1/15/42	98,000,000	54,647,740

Annual Report | 25

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fremont USD Alameda County GO, Election of 2002, Series B, AGMC Insured,
Pre-Refunded, 5.00%, 8/01/28	$10,000,000	$10,643,100
Fresno USD, GO,
Election of 2001, Series G, zero cpn., 8/01/41	47,000,000	7,830,200
Election of 2010, Series B, zero cpn., 8/01/41	35,000,000	5,831,000
Glendale Community College District GO, NATL RE, FGIC Insured, zero cpn., 8/01/28	15,000,000	7,596,600
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
Asset-Backed, Refunding, Series A, FGIC Insured, 5.00%, 6/01/45	20,000,000	20,005,400
Asset-Backed, Senior Series A-1, 5.125%, 6/01/47	5,000,000	3,701,500
Asset-Backed, Senior Series A-1, 5.75%, 6/01/47	77,500,000	62,723,850
Enhanced, Asset-Backed, Refunding, AGMC Insured, 5.00%, 6/01/45	30,000,000	30,048,300
Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45	34,000,000	34,009,180
Enhanced, Asset-Backed, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/45	14,085,000	14,088,803
Enhanced, Asset-Backed, Refunding, Series A, Radian Insured, 5.00%, 6/01/45	30,000,000	30,008,100
Enhanced, Asset-Backed, Series A, AGMC Insured, 5.00%, 6/01/35	50,000,000	50,661,500
Grand Terrace Community RDA Tax Allocation Revenue, Community Redevelopment Project
Area, Series A, 6.00%, 9/01/33	10,000,000	10,726,700
Hartnell Community College District GO, Capital Appreciation, Election of 2002, zero cpn.
to 8/01/22, 6.125% thereafter, 8/01/33	20,000,000	13,975,600
Hawthorne School District GO, Capital Appreciation, Election of 2004, Series C,
Assured Guaranty, zero cpn., 8/01/48	37,665,000	5,637,697
Healdsburg RDA Tax Allocation Revenue, Sotoyome Community Development Project,
5.375%, 8/01/34	7,750,000	8,145,405
Huntington Beach City School District GO, Capital Appreciation, Election of 2002, Series A,
NATL RE, FGIC Insured, zero cpn., 8/01/28	10,005,000	5,340,369
Huntington Beach UHSD, GO, Election of 2004, AGMC Insured, Pre-Refunded, 5.00%,
8/01/29	11,000,000	11,176,550
Inland Empire Tobacco Securitization Authority Revenue, Tobacco Settlement Asset-Backed
Bonds, Turbo Convertible Capital Appreciation, Series B, 5.75%, 6/01/26	35,000,000	34,605,550
Irvine USD Financing Authority Special Tax, Series A,
5.00%, 9/01/26	2,865,000	2,884,912
5.125%, 9/01/36	10,585,000	10,592,833
Kaweah Delta Health Care District GO, Election of 2003, NATL Insured, Pre-Refunded,
5.00%, 8/01/34	16,500,000	16,764,825
Kern Community College District COP, AMBAC Insured, 5.00%, 3/01/34	15,000,000	15,260,250
La Palma Community Development Commission Tax Allocation, La Palma Community
Development Project No. 1, Refunding, 6.10%, 6/01/22	1,395,000	1,398,711
Lake Elsinore PFA Tax Allocation Revenue, Series A, Assured Guaranty, 5.25%, 9/01/33	10,065,000	10,206,313
Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16	5,000	6,126
Lawndale RDA Tax Allocation, Economic Revitalization Project, Assured Guaranty, 5.50%,
8/01/39	10,280,000	10,555,710
Lemon Grove School District GO, Election of 2008, Series B, AGMC Insured, zero cpn.,
8/01/50	20,990,000	2,872,901
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A,
5.00%, 12/01/23	8,700,000	8,731,059
8.25%, 12/01/38	35,000,000	38,833,200

26 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
5.50%, 11/15/28	$8,000,000	$9,080,080
5.00%, 11/15/29	17,465,000	18,927,344
5.50%, 11/15/30	5,000,000	5,681,350
5.00%, 11/15/35	69,800,000	74,789,304
5.50%, 11/15/37	35,000,000	39,725,350
Long Beach Community College District GO, Election of 2008, Series B, 4.00%,
8/01/42	16,880,000	16,134,410
Los Angeles Community College District GO,
Election of 2001, Series A, NATL RE, FGIC Insured, 5.00%, 8/01/32	21,500,000	23,595,175
Election of 2001, Series E-1, 5.00%, 8/01/33	25,000,000	27,645,000
Election of 2003, Series F-1, 5.00%, 8/01/33	20,000,000	22,116,000
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
District No. 14, Series B, NATL RE, FGIC Insured, 5.00%, 10/01/30	6,000,000	6,190,080
District No. 20, Series A, NATL Insured, 5.00%, 10/01/34	215,000	219,971
Los Angeles CRDA Financing Authority Revenue, Pooled Financing, Beacon Normandie,
Series B, 6.625%, 9/01/14	90,000	90,035
Los Angeles Department of Airports Revenue, Los Angeles International Airport,
Senior, Refunding, Series A, 5.00%, 5/15/40	19,445,000	20,619,867
Senior, Series A, 5.00%, 5/15/34	18,500,000	20,325,210
Senior, Series A, 5.25%, 5/15/39	14,000,000	15,213,240
Senior, Series D, 5.00%, 5/15/35	80,000,000	85,597,600
Subordinated, Refunding, Series C, 5.125%, 5/15/33	16,000,000	16,988,160
Los Angeles Department of Water and Power Revenue,
Power System, Series A, Sub Series A-1, 5.25%, 7/01/38	10,000,000	10,956,800
Power System, Series A, Sub Series A-1, AGMC Insured, 5.00%, 7/01/31	10,000,000	10,405,700
Power System, Series A, Sub Series A-1, AGMC Insured, 5.00%, 7/01/35	63,435,000	65,681,233
Power System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37	11,345,000	12,149,928
Water System, Refunding, Series A, 5.00%, 7/01/43	81,095,000	87,091,164
Water System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/36	14,385,000	14,880,707
Water System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/38	18,000,000	18,752,940
Water System, Series A, Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44	38,000,000	39,201,560
Los Angeles USD, GO,
Series E, AMBAC Insured, 5.00%, 7/01/30	15,000,000	15,807,300
Series F, 5.00%, 7/01/29	2,250,000	2,513,048
Series I, 5.00%, 7/01/29	10,000,000	11,169,100
Series I, 5.00%, 1/01/34	36,760,000	40,133,465
Los Angeles Wastewater System Revenue, Refunding, Series A, 5.00%, 6/01/39	25,000,000	26,828,750
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	25,000,000	31,567,750
M-S-R Public Power Agency San Juan Project Revenue, Series E, NATL Insured, ETM,
6.00%, 7/01/22	6,330,000	7,601,444
Madera County COP, Valley Children s Hospital Project, NATL Insured,
5.00%, 3/15/23	8,500,000	8,508,415
5.75%, 3/15/28	27,500,000	27,542,350
Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, NATL Insured, ETM,
5.40%, 1/15/17	5,165,000	5,481,976
5.50%, 1/15/24	11,790,000	13,657,418

Annual Report | 27

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Modesto High School District Stanislaus County GO, Capital Appreciation, Series A,
NATL RE, FGIC Insured, zero cpn.,
8/01/21	$9,660,000	$7,373,575
8/01/23	10,815,000	7,406,545
5/01/27	12,770,000	7,117,487
Modesto Schools Infrastructure Financing Agency Special Tax Revenue, AMBAC Insured,
5.20%, 9/01/37	4,250,000	4,170,823
Moreno Valley USD, GO, Election of 2004, Series A, AGMC Insured, zero cpn.,
8/01/27	6,315,000	3,971,630
8/01/28	6,625,000	3,962,280
Mount San Antonio Community College District GO, Los Angeles County, Election of 2008,
Series A, zero cpn. to 8/01/28, 6.25% thereafter, 8/01/43	55,000,000	28,858,500
Murrieta Valley USD,
COP, School Facility Bridge Funding Program, 5.75%, 5/01/41	12,000,000	12,597,000
PFA, Special Tax Revenue, Series A, NATL RE, FGIC Insured, 5.00%, 9/01/37	6,975,000	6,990,764
Natomas USD, GO, Election of 2006, BHAC Insured, 5.00%, 8/01/32	16,450,000	16,987,915
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22	1,035,000	1,036,335
Newport Mesa USD, GO, Election of 2005, Capital Appreciation, zero cpn. to 7/31/21,
6.30% thereafter, 8/01/42	20,000,000	14,765,600
Norco RDA Tax Allocation, Redevelopment Project Area No. 1, Refunding, NATL Insured,
5.125%, 3/01/30	8,515,000	8,515,426
Oak Grove School District GO, Election of 2008, Series B-1, zero cpn., 6/01/41	36,240,000	6,306,122
Oakland GO, Series B, 6.25%, 1/15/39	10,045,000	11,209,115
Oakland USD Alameda County GO, Election of 2006, Series A, 6.125%, 8/01/29	7,225,000	8,120,467
Oceanside USD, GO, Election of 2000, Series D, NATL RE, FGIC Insured, 5.00%,
8/01/29	5,755,000	5,769,963
8/01/33	3,590,000	3,595,924
Orange County Water District Revenue COP, Series B, NATL Insured,
ETM, 5.00%, 8/15/28	13,740,000	16,568,654
ETM, 5.00%, 8/15/34	3,305,000	3,965,438
Pre-Refunded, 5.00%, 8/15/34	4,140,000	5,007,454
Palmdale CRDA Tax Allocation, Merged Redevelopment Project Areas, Refunding,
NATL Insured, 5.00%, 9/01/34	6,980,000	6,982,722
Palo Verde Community College District COP, AMBAC Insured, 5.50%, 1/01/37	21,000,000	21,302,610
Palomar Community College District GO, Convertible Capital Appreciation, Election of 2006,
Series A, zero cpn. to 8/01/25, 6.20% thereafter, 8/01/39	69,410,000	40,578,474
Palomar Pomerado Health Care District COP, 6.75%, 11/01/39	30,000,000	31,008,300
Palomar Pomerado Health GO, Convertible Capital Appreciation, Election of 2004, Series A,
Assured Guaranty, zero cpn. to 8/01/19, 7.00% thereafter, 8/01/38	36,000,000	30,726,000
zero cpn. to 8/01/20, 6.75% thereafter, 8/01/40	60,000,000	46,552,200
Paramount USD, GO, County of Los Angeles, Election of 2006, Build America Mutual
Assurance, zero cpn.,
8/01/43	32,000,000	4,889,920
8/01/48	28,000,000	2,850,400
Perris PFAR Tax Allocation, Series A, 5.75%, 10/01/31	5,000,000	5,004,550
Perris SFMR, Series A, GNMA Secured, ETM, zero cpn., 6/01/23	19,095,000	14,549,244
Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21	3,690,000	3,741,512

28 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Placentia-Yorba Linda USD, GO, Capital Appreciation, Election of 2008, Series D, zero cpn.,
8/01/43	$27,955,000	$6,080,213
8/01/46	89,200,000	16,441,344
8/01/49	85,000,000	13,254,050
Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23	1,830,000	1,834,355
Poway USD, GO, Capital Appreciation, School Facilities ID No. 2007-1, Election of 2008,
Refunding, Series B, zero cpn., 8/01/46	45,000,000	8,479,350
Ramona USD, COP, Convertible Capital Appreciation, Refunding, NATL RE, FGIC Insured,
5.00%, 5/01/32	16,000,000	16,291,360
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
Pre-Refunded, 5.625%, 7/01/34	10,000,000	10,133,700
Refunding, Series A, 5.00%, 7/01/38	11,200,000	11,229,680
Series A, 5.00%, 7/01/47	58,450,000	58,445,324
Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM, zero cpn.,
8/15/16	8,605,000	8,455,875
8/15/17	13,605,000	13,094,132
8/15/18	13,605,000	12,778,768
Redding California Electricity System Revenue COP, Series A, NATL RE, FGIC Insured,
5.00%, 6/01/35	12,725,000	12,931,018
Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37	13,525,000	14,169,737
Rialto USD, GO, Capital Appreciation,
Election of 1999, Series A, NATL RE, FGIC Insured, zero cpn., 6/01/19	11,610,000	10,098,958
Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35% thereafter,
8/01/41	27,000,000	16,086,870
Riverside Community College District GO, Election of 2004, Series C, NATL Insured, 5.00%,
8/01/32	6,930,000	7,553,839
Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
NATL Insured, zero cpn.,
6/01/23	14,160,000	9,710,645
6/01/24	13,005,000	8,440,505
Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, NATL RE,
FGIC Insured, 5.00%,
11/01/30	9,905,000	10,022,870
11/01/36	6,345,000	6,393,539
Riverside County Flood Control and Water Conservation District Special Assessment, Elsinore
Valley AD, Zone 3, 7.875%,
9/01/14	380,000	388,204
9/01/15	410,000	438,696
9/01/16	440,000	489,623
9/01/17	475,000	540,104
Riverside County PFA, COP,
5.75%, 5/15/19	2,335,000	1,872,530
5.80%, 5/15/29	14,230,000	10,663,962
Riverside County PFA Tax Allocation Revenue, Redevelopment Projects, Refunding, Series A,
XLCA Insured, 5.00%, 10/01/35	17,500,000	16,896,425
Riverside County SFMR, Capital Appreciation Mortgage,
Series A, GNMA Secured, ETM, zero cpn., 9/01/14	20,220,000	20,207,464
Series A, GNMA Secured, ETM, zero cpn., 11/01/20	25,055,000	20,759,070
Series B, GNMA Secured, ETM, zero cpn., 6/01/23	26,160,000	19,842,622

		Annual Report | 29

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside County Transportation Commission Sales Tax Revenue, Series A, 5.25%,
6/01/39	$11,000,000	$12,241,680
Riverside County Transportation Commission Toll Revenue, senior lien, Series A, 5.75%,
6/01/48	10,000,000	10,381,300
Riverside Electric Revenue,
Issue D, AGMC Insured, 5.00%, 10/01/33	10,000,000	10,542,200
Refunding, Series A, 5.00%, 10/01/43	11,535,000	12,049,230
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, AMBAC Insured,
5.00%, 9/01/36	10,090,000	9,916,048
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 7.00%,
9/01/39	8,865,000	9,331,476
Rocklin USD, GO,
Capital Appreciation, Series A, NATL RE, FGIC Insured, zero cpn., 9/01/16	26,015,000	25,360,202
Election of 2002, NATL RE, FGIC Insured, zero cpn., 8/01/25	8,160,000	5,233,334
Election of 2002, NATL RE, FGIC Insured, zero cpn., 8/01/26	8,695,000	5,265,692
Election of 2002, NATL RE, FGIC Insured, zero cpn., 8/01/27	9,080,000	5,217,913
Election of 2002, NATL RE, FGIC Insured, zero cpn., 8/01/28	16,615,000	8,993,700
Roseville City School District GO, Capital Appreciation, Series A, zero cpn., 8/01/17	22,945,000	19,733,388
Roseville Electric System Revenue COP, AGMC Insured, 5.00%, 2/01/34	17,000,000	17,023,800
Roseville Joint UHSD,
Capital Appreciation, Series A, zero cpn., 8/01/17	10,435,000	9,039,945
Placer and Sacramento Counties, GO, Election of 2004, Series B, NATL RE,
FGIC Insured, Pre-Refunded, 5.00%, 8/01/30	8,375,000	8,913,596
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26	5,000,000	5,260,600
Rowland USD, GO, Series A, AGMC Insured, 5.00%, 8/01/31	17,715,000	18,759,476
Sacramento Area Flood Control Agency Revenue, Consolidated, Capital AD, Series A,
NATL RE, FGIC Insured, 5.00%, 10/01/37	8,715,000	9,112,230
Sacramento City Financing Authority Revenue, Capital Improvement, Community
Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%,
12/01/31	16,915,000	17,920,258
12/01/36	5,740,000	6,059,948
Sacramento County Airport System Revenue,
PFC/Grant, Subordinate, Series C, Assured Guaranty, 5.75%, 7/01/39	5,000,000	5,322,050
Senior, 5.00%, 7/01/40	9,000,000	9,232,110
Senior, Series A, AGMC Insured, 5.00%, 7/01/41	10,000,000	10,291,700
Senior, Series B, AGMC Insured, 5.25%, 7/01/39	20,000,000	20,494,600
Sacramento County Sanitation Districts Financing Authority Revenue,
County Sanitation District No. 1, NATL Insured, 5.00%, 8/01/30	11,900,000	12,368,384
Sacramento Regional County Sanitation District, NATL RE, FGIC Insured, 5.00%,
12/01/30	10,000,000	10,613,700
Sacramento Regional County Sanitation District, NATL RE, FGIC Insured, 5.00%,
12/01/36	61,095,000	62,573,499
Sacramento Regional County Sanitation District, Series A, AMBAC Insured,
Pre-Refunded, 5.00%, 12/01/35	40,000,000	41,289,600
Sacramento MUD Electric Revenue, Series T, NATL RE, FGIC Insured, Pre-Refunded,
5.00%, 5/15/30	9,095,000	9,146,933
Sacramento Water Revenue, 5.00%, 9/01/38	21,630,000	23,136,529

30 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Saddleback Valley USD, GO, AGMC Insured, Pre-Refunded, 5.00%,
8/01/27	$4,680,000	$4,755,910
8/01/29	4,335,000	4,405,314
San Bernardino Community College District GO, Election of 2008, Series B, zero cpn.,
8/01/48	66,390,000	11,282,980
San Bernardino County COP, Medical Center Financing Project, Refunding, 5.00%,
8/01/26	13,045,000	13,057,132
San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project,
Refunding, NATL Insured, 5.70%, 1/01/23	6,315,000	5,695,435
San Diego Community College District GO, Election of 2002, Capital Appreciation, zero cpn.
to 8/01/19, 6.00% thereafter, 8/01/33	26,880,000	21,984,614
San Diego County COP, The Salk Institute for Biological Studies, 5.125%, 7/01/40	15,000,000	15,332,250
San Diego County Regional Airport Authority Revenue,
Consolidated Rental Car Facilities, Series A, 5.00%, 7/01/44	5,645,000	5,902,581
Refunding, Sub Series A, 5.00%, 7/01/27	11,565,000	12,546,753
San Diego County Water Authority Water Revenue COP, Series A, AGMC Insured,
5.00%, 5/01/34	11,030,000	11,362,996
Pre-Refunded, 5.00%, 5/01/34	95,675,000	100,691,240
San Diego RDA Tax Allocation, Horton Plaza Redevelopment Project, Refunding, Series A,
AGMC Insured, 6.00%, 11/01/15	1,640,000	1,646,708
San Diego USD, GO,
Capital Appreciation, Refunding, Series R-2, zero cpn. to 6/30/30, 6.625% thereafter,
7/01/40	79,500,000	37,039,050
Election of 1998, Capital Appreciation, Series A, NATL RE, FGIC Insured, zero cpn.,
7/01/21	12,160,000	9,696,141
Election of 1998, Capital Appreciation, Series A, NATL RE, FGIC Insured, zero cpn.,
7/01/22	8,440,000	6,407,479
Election of 1998, Capital Appreciation, Series A, NATL RE, FGIC Insured, zero cpn.,
7/01/23	11,120,000	8,024,859
Election of 2008, Capital Appreciation, Series C, zero cpn. to 6/30/30, 6.625%
thereafter, 7/01/48	29,840,000	13,765,490
Election of 2008, Series A, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	104,505,000	86,522,825
Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	74,270,000	28,689,758
San Francisco BART District GO, Election of 2004, Series B, 5.00%, 8/01/32	28,000,000	30,633,680
San Francisco BART District Sales Tax Revenue, AGMC Insured, Pre-Refunded, 5.00%,
7/01/31	10,000,000	10,119,700
7/01/36	6,760,000	6,840,917
San Francisco City and County Airport Commission International Airport Revenue, Issue 32G,
Refunding, Second Series, NATL RE, FGIC Insured, 4.50%, 5/01/28	7,500,000	7,614,225
San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, NATL Insured,
5.00%, 9/01/31	5,805,000	5,813,998
San Francisco City and County Public Utilities Commission Water Revenue, Sub Series A,
5.00%,
11/01/36	23,490,000	25,315,643
11/01/41	5,800,000	6,187,498
11/01/43	71,735,000	75,881,283
San Jacinto USD, COP, Refunding, AGMC Insured, 5.375%, 9/01/40	12,000,000	12,343,080

Annual Report | 31

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16	$19,500,000	$19,930,755
Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17	17,000,000	17,373,150
Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19	57,000,000	58,231,770
Capital Appreciation, Refunding, Series A, 5.50%, 1/15/28	247,300,000	247,361,825
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.65% thereafter,
1/15/37	104,745,000	57,240,000
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.70% thereafter,
1/15/38	140,340,000	76,777,207
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter,
1/15/40	158,655,000	85,876,778
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter,
1/15/41	141,024,000	76,072,576
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter,
1/15/42	141,024,000	75,827,195
Orange County, Capital Appreciation, senior lien, 5.00%, 1/01/33	82,040,000	76,184,805
Refunding, Series A, NATL Insured, 5.375%, 1/15/29	85,500,000	85,507,695
Refunding, Series A, NATL Insured, 5.25%, 1/15/30	21,000,000	20,975,850
senior lien, ETM, zero cpn., 1/01/25	5,700,000	4,201,128
senior lien, ETM, zero cpn., 1/01/28	33,545,000	21,334,285
senior lien, ETM, zero cpn., 1/01/29	37,050,000	22,212,957
San Jose Airport Revenue,
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 3/01/31	9,415,000	9,435,525
Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37	25,500,000	26,087,775
Series D, NATL Insured, 5.00%, 3/01/28	10,000,000	10,025,100
San Jose Financing Authority Lease Revenue,
Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39	20,885,000	21,508,626
Convention Center Project, Refunding, Series F, NATL Insured, 5.00%, 9/01/21	14,045,000	14,085,028
Convention Center Project, Refunding, Series F, NATL Insured, 5.00%, 9/01/22	14,730,000	14,771,980
San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility Project,
Series A, AMBAC Insured, 5.00%, 9/01/24	5,000,000	5,000,150
San Jose GO,
Libraries, Parks and Public Safety Projects, 5.00%, 9/01/28	11,600,000	11,633,060
Libraries, Parks and Public Safety Projects, NATL Insured, 5.00%, 9/01/34	15,820,000	15,858,284
Libraries and Parks Projects, NATL Insured, 5.00%, 9/01/36	35,150,000	37,201,354
San Jose RDA Tax Allocation,
Housing Set-Aside Merged Area, Series E, NATL Insured, 5.85%, 8/01/27	7,325,000	7,329,468
Merged Area Redevelopment Project, Refunding, NATL Insured, 5.625%, 8/01/28	2,030,000	2,030,954
Merged Area Redevelopment Project, Series A, 6.50%, 8/01/18	10,000,000	11,033,900
Merged Area Redevelopment Project, Series B, 7.00%, 8/01/35	28,565,000	31,260,393
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/32	13,395,000	12,972,254
San Jose RDA, MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38	7,110,000	7,112,417
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project,
6.50%,
5/01/36	10,000,000	11,401,800
5/01/42	10,000,000	11,277,800
San Jose USD, COP, AGMC Insured, ETM, zero cpn.,
1/01/27	7,105,000	4,617,611
1/01/29	7,105,000	4,198,487

Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Juan Bautista Water and Wastewater Revenue COP, Refunding, 6.25%, 10/01/43	$7,330,000	$7,546,235
San Juan USD, GO, Election of 1998, Series B, NATL Insured, zero cpn.,
8/01/26	15,825,000	9,485,189
8/01/27	18,605,000	10,860,483
8/01/28	19,470,000	10,703,048
San Luis Obispo County Financing Authority Revenue, Nacimiento Water Project, Series A,
NATL Insured, 5.00%, 9/01/32	12,500,000	12,802,250
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22	15,000,000	18,996,450
San Mateo Flood Control District COP, Colma Creek Flood Control Zone, AMBAC Insured,
5.00%, 8/01/39	6,555,000	5,966,558
San Mateo UHSD,
COP, Phase I Projects, Capital Appreciation, Series B, AMBAC Insured, Pre-Refunded,
zero cpn. to 12/15/19, 5.00% thereafter, 12/15/43	11,535,000	10,707,133
GO, Capital Appreciation, Election of 2000, Series B, NATL RE, FGIC Insured, zero cpn.,
9/01/22	5,000,000	3,924,600
San Ramon PFA Tax Allocation Revenue, NATL Insured, 5.30%, 2/01/28	16,810,000	16,812,858
San Ramon Valley Fire Protection District COP, XLCA Insured, 5.00%, 8/01/36	5,655,000	5,971,284
San Ramon Valley USD, GO, Election of 2002, NATL Insured, Pre-Refunded, 5.00%,
8/01/28	14,770,000	16,346,254
Sanger USD, GO, Election of 2006, Series A, AGMC Insured, 5.00%, 8/01/27	5,000,000	5,331,550
Santa Ana Community RDA Tax Allocation, Merged Project Area, Refunding, Series A,
6.25%, 9/01/24	7,005,000	7,993,546
6.75%, 9/01/28	13,500,000	15,502,185
[a]Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%,
11/15/20	3,030,000	2,946,796
Santa Clara County Financing Authority Revenue, El Camino Hospital, Series B,
AMBAC Insured, 5.125%, 2/01/41	20,000,000	20,374,800
Santa Clarita Community College District GO, Election of 2006, NATL Insured, 5.00%,
8/01/32	9,765,000	10,507,140
Santa Cruz County RDA Tax Allocation, Live Oak/Soquel Community Improvement Project
Area, Series A, 7.00%, 9/01/36	5,000,000	5,689,250
Santee School District COP, Capital Improvement Project, Assured Guaranty, 5.50%,
10/01/48	15,460,000	15,924,264
Saugus USD, GO, Series B, AGMC Insured, Pre-Refunded, 5.00%, 8/01/29	5,000,000	5,321,550
School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD,
Series A, AGMC Insured, zero cpn., 8/01/42	49,000,000	10,563,420
Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
Project, Series A, 6.05%, 1/01/17	2,795,000	2,806,320
Simi Valley USD, GO, Election of 2004, Series A, NATL Insured, Pre-Refunded, 5.00%,
8/01/26	6,000,000	6,096,300
Snowline Joint USD, CFD Special Tax, No. 2002-1, Series A,
5.30%, 9/01/29	1,615,000	1,578,356
5.40%, 9/01/34	2,000,000	1,944,500
Sonoma CDA Tax Allocation, Redevelopment Project, 7.125%, 12/01/36	10,775,000	12,658,578
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A,
5.00%, 11/01/33	17,500,000	18,559,625
Southern California Public Power Authority Transmission Project Revenue, Southern
Transmission Project, 6.125%, 7/01/18	1,135,000	1,139,790

Annual Report | 33

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Southern California Water Replenishment District Revenue COP, 5.00%, 8/01/41	$12,870,000	$13,138,211
Stockton Revenue COP, Wastewater System Project, Refunding, Series A, NATL Insured,
5.20%, 9/01/29	19,160,000	19,166,323
Stockton-East Water District COP, Capital Appreciation, 1990 Project, Series B, zero cpn.,
4/01/16	103,885,000	97,205,194
Suisun City PFA Tax Allocation Revenue, Capital Appreciation, Redevelopment Project,
Series A, zero cpn., 10/01/28	17,855,000	7,729,965
Sweetwater UHSD, GO, Election of 2006, Series A, AGMC Insured, 5.625%, 8/01/47	10,000,000	10,791,800
Temple City USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	10,000,000	10,315,300
Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%,
6/01/31	4,385,000	4,394,998
Trabuco Canyon PFA, Special Tax Revenue, Refunding,
Series A, AGMC Insured, 6.10%, 10/01/15	1,130,000	1,182,895
Series C, AGMC Insured, 6.10%, 7/01/19	4,600,000	5,115,108
Tulare County Board of Education COP, Capital Improvement Projects, Build America Mutual
Assurance, 5.50%, 5/01/43	10,855,000	11,367,682
Twin Cities Police Authority CFD Special Tax, No. 2008-1, Public Safety, Police and
Emergency Response Facilities and Services, 6.00%, 8/01/44	10,710,000	11,642,413
University of California Regents Medical Center Pooled Revenue,
Refunding, Series J, 5.00%, 5/15/48	75,000,000	78,806,250
Series A, NATL Insured, 4.50%, 5/15/47	54,085,000	54,155,310
University of California Revenues,
Limited Project, Series D, NATL RE, FGIC Insured, 5.00%, 5/15/37	10,000,000	10,749,100
Limited Project, Series D, NATL RE, FGIC Insured, 5.00%, 5/15/41	7,750,000	8,213,760
UCLA Medical Center, Series A, AMBAC Insured, 5.00%, 5/15/34	3,710,000	3,711,039
Upland COP, San Antonio Community Hospital, Refunding, 6.50%, 1/01/41	34,130,000	37,892,491
Upland USD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/45	62,900,000	11,705,690
[a]Vacaville PFAR, Local Agency, 8.65%, 9/02/18	2,490,000	2,399,264
Vacaville USD, GO, Election of 2001, AMBAC Insured, 5.00%, 8/01/32	7,790,000	8,017,780
Vallejo PFAR, Local Agency, Hiddenbrooke ID, Refunding, Series A, 5.80%, 9/01/31	4,090,000	4,103,047
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19	1,405,000	1,412,151
Victor Valley Joint UHSD, GO, Election of 2008, Series A, Assured Guaranty, 5.00%,
8/01/34	28,350,000	28,999,782
Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment
Project Area, 5.875%, 9/01/37	5,000,000	4,990,250
Vista USD, GO, Election of 2002, Series C, AGMC Insured, 5.00%, 8/01/28	2,000,000	2,155,320
Washington Township Health Care District Revenue,
Refunding, 5.25%, 7/01/29	6,500,000	6,503,770
Refunding, Series A, 5.00%, 7/01/37	7,000,000	6,942,460
Series A, 5.50%, 7/01/38	11,000,000	11,344,520
West Contra Costa USD, GO, Election of 2002, Series C, NATL RE, FGIC Insured, 5.00%,
8/01/34	11,605,000	11,760,971
West Kern Community College District COP, AMBAC Insured, 5.625%, 11/01/34	11,035,000	11,192,028
West Sacramento Area Flood Control Agency Assessment Revenue, 5.25%, 9/01/41	9,030,000	9,308,937
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%,
9/01/34	5,000,000	5,038,100
Western Placer USD, COP, Refinancing Project, Series B, Assured Guaranty, 5.125%,
8/01/47	10,275,000	10,471,766

34 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Westlands Water District Revenue COP, Series A, NATL Insured, 5.00%,
9/01/30	$6,250,000	$6,324,188
9/01/31	7,490,000	7,701,892
9/01/35	5,910,000	5,958,994
Westminster School District GO, Election of 2008, Series A-1, Assured Guaranty, 5.00%,
8/01/34	18,980,000	19,568,949
Yucaipa Valley Water District Water System Revenue COP, Series A, NATL Insured, 5.00%,
9/01/29	10,100,000	10,127,775
9/01/34	12,765,000	12,780,446
		11,242,695,412
U.S. Territories 6.1%
Puerto Rico 6.0%
Children s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding,
5.50%, 5/15/39	7,210,000	6,495,056
5.625%, 5/15/43	25,500,000	22,152,615
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	10,500,000	7,589,715
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.50%, 7/01/32	30,000,000	22,838,400
Refunding, Series A, 5.75%, 7/01/41	20,485,000	15,656,071
Refunding, Series A, AGMC Insured, 5.00%, 7/01/35	27,145,000	24,509,492
Refunding, Series A, NATL Insured, 5.50%, 7/01/20	10,000,000	9,973,000
Refunding, Series E, 5.50%, 7/01/31	18,980,000	14,565,062
Refunding, Sub Series C-7, NATL Insured, 6.00%, 7/01/27	21,000,000	21,028,770
Series A, 5.125%, 7/01/28	10,000,000	7,751,200
Series A, 5.125%, 7/01/31	68,780,000	51,435,060
Series A, 6.00%, 7/01/38	10,000,000	7,819,000
Series B, Pre-Refunded, 5.25%, 7/01/32	12,495,000	13,844,710
Series B, Pre-Refunded, 5.00%, 7/01/35	21,200,000	23,371,728
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue,
Series Y, Pre-Refunded, 5.00%, 7/01/36	63,000,000	69,528,060
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series A, NATL Insured, 5.00%, 7/01/38	2,440,000	2,077,684
Series K, Pre-Refunded, 5.00%, 7/01/40	30,000,000	31,819,800
Series K, Pre-Refunded, 5.00%, 7/01/45	30,000,000	31,819,800
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
7/01/46	9,475,000	4,838,504
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	2,310,000	1,915,822
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	20,000,000	12,593,200
Refunding, Series A, 5.00%, 7/01/42	24,000,000	14,326,560
Series A, 7.00%, 7/01/33	50,000,000	35,396,500
Series WW, 5.00%, 7/01/28	12,030,000	7,711,471
Series WW, 5.25%, 7/01/33	32,250,000	19,359,030
Series XX, 5.25%, 7/01/40	14,000,000	8,397,480

Annual Report | 35

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%,
6/01/26	$6,800,000	$6,258,652
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B,
5.25%, 12/15/26	20,000,000	13,414,200
6.00%, 12/15/26	16,000,000	11,450,560
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	26,510,000	20,026,184
Refunding, Series M-3, NATL Insured, 6.00%, 7/01/24	21,535,000	21,765,209
Refunding, Series M-3, NATL Insured, 6.00%, 7/01/27	15,000,000	15,020,550
Refunding, Series M-3, NATL Insured, 6.00%, 7/01/28	10,000,000	9,989,400
Refunding, Series N, 5.00%, 7/01/37	10,925,000	7,809,299
Series S, 6.00%, 7/01/41	32,840,000	25,416,846
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding,
Series B, 5.50%, 8/01/31	21,000,000	13,425,300
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter,
8/01/32	80,000,000	60,305,600
first subordinate, Series A, 5.75%, 8/01/37	10,000,000	7,856,000
first subordinate, Series A, 5.375%, 8/01/39	10,000,000	7,559,000
first subordinate, Series A, 5.50%, 8/01/42	10,000,000	7,616,300
first subordinate, Series A, 6.00%, 8/01/42	8,000,000	6,440,480
first subordinate, Series C, 5.50%, 8/01/40	50,000,000	38,117,000
Series A, 5.25%, 8/01/57	10,000,000	8,100,000
		769,384,370
U.S. Virgin Islands 0.1%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A,
6.75%, 10/01/37	10,000,000	10,881,700
Total U.S. Territories		780,266,070
Total Municipal Bonds before Short Term Investments
(Cost $11,306,984,689)		12,022,961,482
Short Term Investments 1.1%
Municipal Bonds 1.1%
California 1.1%
[b]California PCFA, PCR, Pacific Gas and Electric Co., Refunding,
Series C, Daily VRDN and Put, 0.06%, 11/01/26	55,000,000	55,000,000
Series F, Daily VRDN and Put, 0.07%, 11/01/26	16,300,000	16,300,000
[b]California Statewide CDA Revenue, John Muir Health, Refunding, Series A, Daily VRDN and
Put, 0.05%, 8/15/36	13,300,000	13,300,000

36 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2014 (continued)

	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
California (continued)
[b]Los Angeles Department of Water and Power Revenue,
Various, Series B, Sub Series B-3, Daily VRDN and Put, 0.04%, 7/01/34	$50,000,000	$50,000,000
Water System, Refunding, Series B, Sub Series B-4, Weekly VRDN and Put, 0.05%,
7/01/35	12,350,000	12,350,000
Total Short Term Investments (Cost $146,950,000)		146,950,000
Total Investments (Cost $11,453,934,689) 95.2%		12,169,911,482
Other Assets, less Liabilities 4.8%		609,668,465
Net Assets 100.0%		$12,779,579,947

See Abbreviations on page 49.

aSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2014, the aggregate value of these securities was $5,346,060, represent-
ing 0.04% of net assets.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Franklin California Tax-Free Income Fund

Financial Statements

Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments in securities:
Cost	$11,453,934,689
Value	$12,169,911,482
Cash	464,221,967
Receivables:
Investment securities sold	4,196,951
Capital shares sold	11,562,079
Interest	152,017,809
Other assets	8,202
Total assets	12,801,918,490
Liabilities:
Payables:
Capital shares redeemed	13,892,901
Management fees	4,743,568
Distribution fees	2,840,873
Transfer agent fees	617,140
Accrued expenses and other liabilities	244,061
Total liabilities	22,338,543
Net assets, at value	$12,779,579,947
Net assets consist of:
Paid-in capital	$12,355,234,113
Undistributed net investment income	21,327,343
Net unrealized appreciation (depreciation)	715,976,793
Accumulated net realized gain (loss)	(312,958,302)
Net assets, at value	$12,779,579,947
Class A:
Net assets, at value	$10,997,355,149
Shares outstanding	1,525,765,221
Net asset value per share[a]	$7.21
Maximum offering price per share (net asset value per share ÷ 95.75%)	$7.53
Class C:
Net assets, at value	$1,143,137,973
Shares outstanding	158,907,052
Net asset value and maximum offering price per share[a]	$7.19
Advisor Class:
Net assets, at value	$639,086,825
Shares outstanding	88,816,024
Net asset value and maximum offering price per share	$7.20

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Financial Statements (continued)

Statement of Operations
for the year ended March 31, 2014

Investment income:
Interest	$667,551,541
Expenses:
Management fees (Note 3a)	58,670,552
Distribution fees: (Note 3c)
Class A	10,675,095
Class C	7,913,985
Transfer agent fees: (Note 3e)
Class A	3,313,110
Class C	355,837
Advisor Class	195,701
Custodian fees	88,995
Reports to shareholders	234,617
Registration and filing fees	91,549
Professional fees	78,690
Trustees fees and expenses	135,822
Other	331,791
Total expenses	82,085,744
Net investment income	585,465,797
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(146,820,511)
Net change in unrealized appreciation (depreciation) on investments	(472,617,597)
Net realized and unrealized gain (loss)	(619,438,108)
Net increase (decrease) in net assets resulting from operations	$(33,972,311)

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

Franklin California Tax-Free Income Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended March 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$585,465,797	$602,290,876
Net realized gain (loss) from investments	(146,820,511)	18,480,696
Net change in unrealized appreciation (depreciation) on investments	(472,617,597)	348,609,266
Net increase (decrease) in net assets resulting from operations	(33,972,311)	969,380,838
Distributions to shareholders from:
Net investment income:
Class A	(512,303,236)	(518,364,257)
Class B		(164,287)
Class C	(48,102,555)	(47,319,724)
Advisor Class	(30,931,338)	(28,416,828)
Total distributions to shareholders	(591,337,129)	(594,265,096)
Capital share transactions: (Note 2)
Class A	(1,119,826,231)	59,137,195
Class B		(9,585,075)
Class C	(198,368,848)	151,512,008
Advisor Class	(82,273,762)	148,932,750
Total capital share transactions	(1,400,468,841)	349,996,878
Net increase (decrease) in net assets	(2,025,778,281)	725,112,620
Net assets:
Beginning of year	14,805,358,228	14,080,245,608
End of year	$12,779,579,947	$14,805,358,228
Undistributed net investment income included in net assets:
End of year	$21,327,343	$34,362,213

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund s significant accounting policies.

a. Financial Instrument Valuation

The Fund s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund s Board of Trustees (the Board), the Fund s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities,

Annual Report | 41

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

42 | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund s shares were as follows:

		Year Ended March 31,
		2014	2013		[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	127,634,165	$909,003,642	149,106,441	$1,117,907,687
Shares issued in reinvestment
of distributions	55,422,143	393,993,871	51,225,673	383,100,827
Shares redeemed	(342,649,384)	(2,422,823,744)	(192,153,899)	(1,441,871,319)
Net increase (decrease)	(159,593,076)	$(1,119,826,231)	8,178,215	$59,137,195

Annual Report | 43

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

			Year Ended March 31,
		2014		2013	[a]
	Shares		Amount	Shares		Amount
Class B Shares:
Shares sold				1,801		$13,375
Shares issued in reinvestment
of distributions				16,528		122,812
Shares redeemed				(1,296,495)		(9,721,262)
Net increase (decrease)				(1,278,166)		$(9,585,075)
Class C Shares:
Shares sold	23,562,825		$168,703,402	40,237,185		$301,137,953
Shares issued in reinvestment
of distributions	5,432,044		38,577,495	4,872,116		36,402,234
Shares redeemed	(57,491,337)		(405,649,745)	(24,838,006)		(186,028,179)
Net increase (decrease)	(28,496,468)		$(198,368,848)	20,271,295		$151,512,008
Advisor Class Shares:
Shares sold	35,915,039		$255,824,951	36,194,707		$271,087,555
Shares issued in reinvestment
of distributions	3,096,961		21,978,503	2,590,760		19,354,709
Shares redeemed	(51,188,043)		(360,077,216)	(18,899,611)		(141,509,514)
Net increase (decrease)	(12,176,043)		$(82,273,762)	19,885,856		$148,932,750
[a]Effective March 5, 2013, all Class B shares were converted to Class A.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

44 | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

Annual Report | 45

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,352,948
CDSC retained	$453,985

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes aggregate net assets.

For the year ended March 31, 2014, the Fund paid transfer agent fees of $3,864,648, of which $1,650,255 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2014, the Fund s capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$108,014
Capital loss carryforwards not subject to expiration:
Short term	134,229,801
Long term	173,645,262
Total capital loss carryforwards	$307,983,077

The tax character of distributions paid during the years ended March 31, 2014 and 2013, were as follows:

	2014	2013
Distributions paid from tax exempt
income	$591,337,129	$594,265,096

46 | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

At March 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

Cost of investments	$11,457,138,406

Unrealized appreciation	$917,623,746
Unrealized depreciation	(204,850,670)
Net unrealized appreciation (depreciation)	$712,773,076

Undistributed tax exempt income	$19,070,674
Undistributed ordinary income	485,163
Distributable earnings	$19,555,837

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2014, aggregated $2,618,695,716 and $4,154,506,001, respectively.

6. CREDIT RISK

At March 31, 2014, the Fund had 10.50% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

Annual Report | 47

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended March 31, 2014, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 quoted prices in active markets for identical financial instruments
  Level 2 other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 significant unobservable inputs (including the Fund s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2014, all of the Fund s investments in financial instruments carried at fair value were valued using Level 2 inputs.

48 | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ABAG	- The Association of Bay Area Governments	HFAR	- Housing Finance Authority Revenue
ACA	- American Capital Access Holdings Inc.	ID	- Improvement District
AD	- Assessment District	IDR	-IndustrialDevelopment Revenue
AGMC	- Assured Guaranty Municipal Corp.	MFHR	- Multi-Family Housing Revenue
AMBAC	- American Municipal Bond Assurance Corp.	MUD	-MunicipalUtility District
BART	- Bay Area Rapid Transit	NATL	- National Public Financial Guarantee Corp.
BHAC	- Berkshire Hathaway Assurance Corp.	NATL RE	- National Public Financial Guarantee Corp.
CDA	- Community Development Authority/Agency		Reinsured
CFD	- Community Facilities District	PBA	- Public Building Authority
CHFCLP	- California Health Facilities Construction	PCFA	- Pollution Control Financing Authority
	Loan Program	PCR	- Pollution Control Revenue
COP	- Certificate of Participation	PFA	- Public Financing Authority
CRDA	- Community Redevelopment Authority/Agency	PFAR	- Public Financing Authority Revenue
ETM	- Escrow to Maturity	RDA	- Redevelopment Agency/Authority
FGIC	-FinancialGuaranty Insurance Co.	RMR	- Residential Mortgage Revenue
FHA	- Federal Housing Authority/Agency	SFMR	-SingleFamily Mortgage Revenue
FICO	-FinancingCorp.	UHSD	-Unified/UnionHigh School District
GNMA	- Government National Mortgage Association	USD	-Unified/UnionSchool District
GO	-GeneralObligation	XLCA	- XL Capital Assurance

Annual Report | 49

Franklin California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Franklin California Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin California Tax-Free Income Fund (the Fund ) at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements ) are the responsibility of the Fund s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2014

50 | Annual Report

Franklin California Tax-Free Income Fund

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2014. A portion of the Fund s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2015, shareholders will be notified of amounts for use in preparing their 2014 income tax returns.

Annual Report | 51

Franklin California Tax-Free Income Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1977	140	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly,
Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer,
AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manu-
				facture and distribution of titanium),
				Canadian National Railway (railroad)
				and White Mountains Insurance
				Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

52 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2006	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	140	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (2010-2012) and
Graham Holdings Company (formerly,
The Washington Post Company)
(education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

John B. Wilson (1959)	Lead	Trustee since	113	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since June 2013	150	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Annual Report | 53

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Rupert H. Johnson, Jr. (1940)	Trustee and	Chairman of the	140	None
One Franklin Parkway	Vice President	Board since June
San Mateo, CA 94403-1906		2013, Trustee
since 1983 and
Vice President
since 1982
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

54 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Annual Report | 55

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a
Member and Chairman of the Fund s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an under-
standing of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/ 342-5236 to request the SAI.

56 | Annual Report

Franklin California Tax-Free Income Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange

Annual Report | 57

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of 2012 Hurricane Sandy. Consideration was also given to the experience of the Fund s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management s determination of a portfolio manager s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one year ended December 31, 2013, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed the Fund s income return for the one-year period to be in the highest or best performing quintile of its performance universe and on an annualized basis to also be in the highest or best performing quin-tile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund s total return for the one-year period to be in the second-lowest performing quin-tile of its Lipper performance universe, and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period, the second-highest performing quintile of such universe for the previous five-year period and the highest performing quintile of such universe for the previous 10-year period. The Board expressed its satisfaction with the Fund s comparative performance as shown in the Lipper report noting the Fund s income oriented objective.

58 | Annual Report

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund s contractual management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund s contractual investment management fee rate to be within two basis points of its Lipper expense group median, and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund s profitability report presentations from prior years. Additionally, the Fund s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and

Annual Report | 59

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund s investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund s net assets were approximately $12.3 billion at December 31, 2013, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission s website at sec.gov and reflect the most recent 12-month period ended June 30.

60 | Annual Report

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission s website at sec.gov. The filed form may also be viewed and copied at the Commission s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called householding, will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 61

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin California Tax-Free Income Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

112 A 05/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $67,904 for the fiscal year ended March 31, 2014 and $66,180 for the fiscal year ended March 31, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended March 31, 2014 and $4,600 for the fiscal year ended March 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $3,803 for the fiscal year ended March 31, 2014 and $0 for the fiscal year ended March 31, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $155,933 for the fiscal year ended March 31, 2014 and $39,194 for the fiscal year ended March 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $166,666 for the fiscal year ended March 31, 2014 and $43,794 for the fiscal year ended March 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                                N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By  /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 27, 2014

By  /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  May 27, 2014